SUPPLEMENT DATED FEBRUARY 6, 2026
TO

PROSPECTUS DATED APRIL 30, 2010
FOR PREFERRED ADVISOR

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
KMA VARIABLE ACCOUNT

This supplement contains information regarding a change to an investment option that is available under your Contract.

Effective on or about May 1, 2026, the name of the following investment option will be changed:

Current Name	New Name

Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Cornerstone Growth Fund

THE CONTRACT REFERENCED IN THIS SUPPLEMENT IS NO LONGER FOR SALE.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.